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                                                                EXHIBIT 10(x)


                       AMENDMENT NO. 1 TO TRUST AGREEMENT
                       ----------------------------------

       This Amendment No. 1 to Trust Agreement made on May 12, 1989 by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs") and Ameritrust Company National Association, a national banking association, as trustee (the "Trustee");

                                  WITNESSETH:
                                  -----------
        WHEREAS, on October 28, 1987, Cleveland-Cliffs and the Trustee entered into a Trust Agreement ("Trust Agreement");
        WHEREAS, the Deferred Compensation Agreements referred to in the first WHEREAS clause of the Trust Agreement have been terminated and all accounts thereunder have been paid to the executives or beneficiaries who are entitled to payment thereunder;
        WHEREAS, Cleveland-Cliffs has reserved the right, with the Trustee, pursuant to Section 12 of the Trust Agreement, to amend the Trust Agreement without the consent of any Trust Beneficiaries, as defined in the Trust Agreement.
        NOW, THEREFORE, Cleveland-Cliffs and the Trustee hereby adopt this Amendment No. 1 to the Trust Agreement as follows:
        1. The first "WHEREAS" clause of the Trust Agreement is hereby amended to read as follows:
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              WHEREAS, certain benefits are or may become payable under the provisions of the Cleveland-Cliffs Inc Voluntary Non-Qualified Deferred Compensation Plan, effective June 1, 1989 (the "Plan"), and certain Participation Agreements entered into under the Plan between Cleveland-Cliffs and certain executives ("Executives"), to the persons (who may be Executives or beneficiaries of Executives) listed (from time to time as provided in Section 9(b) hereof) on Exhibit A hereto or to the beneficiaries of such persons (Executives and Executives' beneficiaries are referred to herein as "Trust Beneficiaries"), as the case may be;
       2. The third "WHEREAS" clause of the Trust Agreement is hereby amended to read as follows:
              WHEREAS, subject to Section 9 hereof, the amounts and timing Or Benefits to which each Trust Beneficiary is presently or may become entitled are as provided in the Participation Agreement applicable to him or her ("Applicable Agreement" or "Agreement");
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       IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have caused this
Amendment No. 1 to the Trust Agreement to be originally executed on May 12, 1989 and reexecuted on April 12, 1991.

                                CLEVELAND-CLIFFS INC

                                By:  R. F. Novak
                                     -----------
                                Its:___________________________________
                                     Vice President - Human Resources


                                AMERITRUST COMPANY NATIONAL ASSOCIATION

                                By: J. R. Russell
                                    -------------
                                Its: Vice President
                                     --------------
                                     Vice President